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                                                                   EXHIBIT 10(i)
                            PAUL HARRIS [letterhead]

September  28, 1998

Thomas McCain
12707 Corum Way Drive
Creve Couer, Mo.  63141

Dear Tom:

On behalf of Paul Harris Stores, Inc., I am pleased to extend the following offer of employment.

         -        Position: Senior Vice President and Chief Financial Officer

         -        Reports To: Charlotte G. Fischer, Chairman, President, and CEO

         -        Base Salary: $190,000.00 per annum (payable in 26 equal
                               biweekly installments)

         -        Relocation Bonus: $10,000.00 payable at time of your permanent relocation to Indianapolis

         -        Stock Options: Total of 50,000 options of Paul Harris Stores stock under the Company Stock Option Plan.
                                 Options vest in equal installments at one, two, And three years from date of option grant.

         -        Moving Expense: Professional move of household goods including packing, loading, Transport to Indianapolis, and unloading

         -        Temporary Housing: Up to eight months temporary housing to be arranged by the Company

         -        Severance: In the event your employment with the Company is terminated without cause, you will receive a minimum of three months severance pay. The amount of severance pay will increase after three months employment by an additional month of severance pay for each additional full month employed up to a maximum of six months. In the event of termination with cause, you will have no entitlement to severance pay. "Cause" includes both conduct and performance problems.

         -        Start Date: Thursday, October 15, 1998

We are very excited about this opportunity and look forward to you joining the Paul Harris team!

Sincerely,


  /s/ Charlotte Fischer

Charlotte G. Fischer
Chairman, President, and CEO


Accepted:


  /s/ Thomas McCain                        10/15/98
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Signature                                  Date